SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT – January 22, 2009
(Date of Earliest Event Reported)

AK STEEL HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Commission File No. 1-13696

Delaware	31-1401455
(State of Incorporation)	(I.R.S. Employer Identification No.)

9227 Centre Pointe Drive West Chester, OH	45069
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (513) 425-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁯	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁯	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁯	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁯	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 22, 2009, the Board of Directors of AK Steel Holding Corporation (the "Company") approved certain amendments to the Company's By-laws.  The amendments were effective immediately upon their approval by the Board.

---  Section 1 of Article I was amended to specify what matters may be presented at an annual meeting.

---  Section 2 of Article I was amended to clarify how a stockholder may request a special meeting of stockholders, to specify what matters may be presented at a special meeting, and to specify that no special meeting may be called for the purposes of electing or removing directors (except for removal for cause) or to amend the bylaws.

---  Each of Article I , Section 9, applicable in the case of a nomination of a person for election as a director, and Article I, Section 10, governing submission of a proposal by a stockholder, were amended to clarify certain aspects of the advance notice provisions and to require a stockholder to include the following additional information in the advance notice to the Company: the class and number of shares owned (beneficially and of record) by the stockholder; a description of any agreements the stockholder has with affiliates or third parties concerning the stockholder proposal or director nomination; a description of any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares the stockholder has with respect to the Company's stock; a representation that the stockholder is entitled to vote at the meeting and intends to attend the meeting to present the proposal or director nomination; and whether  the stockholder intends to conduct a proxy solicitation.

---   Article I, Section 9 was also amended to require a stockholder nominating a person for election as a director to include in the advance notice the number of shares of capital stock of the Company owned of record and beneficially by such person.

---   Other changes made in the By-laws were either immaterial language changes, clarifying or conforming changes, or changes to update references and to make provisions consistent with the Delaware General Corporation Law.

The preceding is qualified in its entirety by reference to the Company's By-laws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibit:

		3.1	By-laws of AK Steel Holding Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AK STEEL HOLDING CORPORATION

	By:	/s/ David C. Horn
David C. Horn
Secretary

Dated: January 28, 2009

EXHIBIT INDEX

Exhibit No.	Description

3.1	By-laws of AK Steel Holding Corporation